UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 26, 2024

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On February 26, 2024, The Southern Company (the “Company”) entered into Underwriting Agreements covering the issue and sale of an additional $400,000,000 aggregate principal amount of its Series 2023D 5.50% Senior Notes due March 15, 2029 (the “Series 2023D Senior Notes”) and an additional $400,000,000 aggregate principal amount of its Series 2023E 5.70% Senior Notes due March 15, 2034 (the “Series 2023E Senior Notes”). The additional Series 2023D Senior Notes and the additional Series 2023E Senior Notes are part of the same series of debt securities as the Series 2023D Senior Notes and the Series 2023E Senior Notes, respectively, issued by the Company on September 8, 2023. Upon completion of these offerings, the aggregate principal amount of outstanding Series 2023D Senior Notes and Series 2023E Senior Notes was $1,000,000,000 and $1,100,000,000, respectively. The additional Series 2023D Senior Notes and the additional Series 2023E Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-277138) of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
1.3(a)
Underwriting Agreement relating to the additional Series 2023D Senior Notes, dated February 26, 2024, among the Company and BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the several Underwriters named in Schedule I thereto.

1.3(b)
Underwriting Agreement relating to the additional Series 2023E Senior Notes, dated February 26, 2024, among the Company and BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the several Underwriters named in Schedule I thereto.

4.4(a)
Thirtieth Supplemental Indenture to Senior Note Indenture dated as of September 8, 2023, providing for the issuance of the Series 2023D Senior Notes. (Designated in Form 8-K dated September 5, 2023, File No. 1-3526, as Exhibit 4.4(a)).

4.4(b)
Thirty-First Supplemental Indenture to Senior Note Indenture dated as of September 8, 2023, providing for the issuance of the Series 2023E Senior Notes. (Designated in Form 8-K dated September 5, 2023, File No. 1-3526, as Exhibit 4.4(b)).

4.9(a)	Form of the Series 2023D Senior Note (included in Exhibit 4.4(a) above).

4.9(b)	Form of the Series 2023E Senior Note (included in Exhibit 4.4(b) above).

5.1(a)	Opinion of Troutman Pepper Hamilton Sanders LLP relating to the additional Series 2023D Senior Notes.

5.1(b)	Opinion of Troutman Pepper Hamilton Sanders LLP relating to the additional Series 2023E Senior Notes.

8.1(a)	Tax Opinion of Troutman Pepper Hamilton Sanders LLP relating to the additional Series 2023D Senior Notes.

8.1(b)	Tax Opinion of Troutman Pepper Hamilton Sanders LLP relating to the additional Series 2023E Senior Notes.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1(a) above).

23.2	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1(b) above).

23.3	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 8.1(a) above).

23.4	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 8.1(b) above).

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2024	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary
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